Exhibit 99.3

MAKE GOOD ESCROW AND PLEDGE AGREEMENT

This MAKE GOOD ESCROW AND PLEDGE AGREEMENT (this “Agreement”), dated as of December 22, 2009, is entered into by and among China Carbon Graphite Group, Inc., a Nevada corporation (the “Company”), the persons or entities signatory (each, an “Investors” and collectively, the “Investors”), and Continental Stock Transfer & Trust Company (the “Escrow Agent”).

WHEREAS, concurrently with the execution hereof, the Company is consummating a private placement transaction (the “Financing Transaction”) with the Investors whereby the Company will issue investment units comprised of shares of Series B Convertible Preferred Stock of the Company (the “Preferred Shares”) and warrants (the “Warrants”) to purchase common stock, par value $0.001 per share, of the Company (together with any securities into which such shares may be reclassified, the “Common Stock”);

WHEREAS, in order to provide security to the Investors in the event that Company fails to meet certain future financial performance thresholds, the Company has agreed to issue, pledge and deposit a stock certificate representing 50% of the number of shares of Series B Preferred Stock issued in the Financing Transaction shares of Common Stock (the “Escrow Shares”) into escrow for the benefit of the Investors; and

WHEREAS, the Company and the Investors have requested that the Escrow Agent hold the Escrow Shares on the terms and conditions set forth in this Agreement and the Escrow Agent has agreed to act as escrow agent pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I.
TERMS OF THE ESCROW

Section 1.01 Appointment of Escrow Agent.  The parties hereby agree to appoint the Escrow Agent as escrow agent to act in accordance with the terms and conditions set forth in this Agreement, and Escrow Agent hereby accepts such appointment and agrees to act in accordance with such terms and conditions.

Section 1.02 Establishment of Escrow Account.

(a) Upon the execution of this Agreement, the Company shall, as a pledge of securities, deposit the Escrow Agent a certificate or certificates representing the Escrow Shares, together with duly executed stock powers or other appropriate transfer documents executed in blank by the Company (such certificates and such transfer documents, collectively, the “Escrow Materials”).  The Escrow Agent shall hold the Escrow Materials and distribute the same as contemplated by this Agreement.

(b) The Company and the Investors hereby agree that the deposit by the Company of the Escrow Materials with the Escrow Agent on the terms and conditions set forth herein is intended to be a bona fide pledge of securities by the Company for the benefit of the Investors (as pledgees), in each case within the meaning of and as contemplated by Rule 144(d)(3)(iv) promulgated by the Securities and Exchange Commission (the “Commission”).  In addition the Escrow Shares, if released to the Investors pursuant to the terms hereof, shall be considered “Registrable Securities” for purposes of Section 6(d) of that certain Registration Rights Agreement between the Company and the Investors.

Section 1.03 Performance Threholds.  The distribution of the Escrow Shares shall be based upon the following financial performance thresholds of the Company (the “Performance Thresholds”) for the fiscal years ended December 31, 2010 (“Fiscal Year 2010”) and December 31, 2011 (“Fiscal Year 2011”):

(a) The Fiscal Year 2010 Performance Threshold shall be audited Net Income equal to or greater than $5,100,000 (the “2010 PT”).

(b) The Fiscal Year 2011 Performance Threshold shall be audited Net Income equal to or greater than $10,000,000 (the “2011 PT”); provided, however, that if the Company completes an equity underwritten financing with gross proceeds in excess of $15,000,000 prior to August 31, 2010, the 2010 PT shall be increased to $20,000,000.

(c) For the purposes of this Agreement, the term “Net Income” shall be defined in accordance with U.S. generally accepted accounting principles, consistently applied (“U.S. GAAP”) and reported by the Company in its audited financial statements for each of the Fiscal Year 2010 and Fiscal Year 2011; provided, however, that Net Income for each of Fiscal Year 2010 and Fiscal Year 2011 shall be increased by any non-cash charges incurred: (i) as a result of the Financing Transaction, including without limitation, as a result of the issuance and/or conversion of the Preferred Shares, and the issuance and/or exercise of the Warrants, (ii) any income tax, enterprise tax or similar tax in excess of 25% of income before income taxes.

Section 1.04 Determination of 2010 PT and 2011 PT; Investor Representative.

(a) The 2010 PT and 2011 PT shall be determined as of the date of the Company’s audited financial statements for the corresponding fiscal year are required to be filed with the Commission pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, if the Company is not required to file reports pursuant to Section 13(a) or Section 15(d) of the Exchange Act, and therefore prepares and furnishes the documents required by Section 6 of the Registration Rights Agreement, the 2010 PT and 2011 PT shall be determined in accordance with such prepared documents at such time.

(b) The Company will provide the Investors with the Company’s audited financial statements for the appropriate fiscal year, prepared in accordance with U.S. GAAP, no later than the date for filing the Company’s Annual Report on Form 10-K for the corresponding fiscal year, including any extension for filing the Annual Report which may be requested under Rule 12b-25 of the Securities Exchange Act of 1934, as amended (the “Annual Report”), with the Commission so as to allow the Investors the opportunity to evaluate whether each of the 2010 PT and 2011 PT were attained.  Taylor Asset Management, Inc., as representative of the Investors (the “Investor Representative”) shall, promptly upon receipt of such financial statements provide each of the Investors with copies of such financial statements and proposed Disbursement Instructions (as defined below) (collectively, the “Proposed Disbursement Materials”).  Each of the Investors hereby irrevocably appoints the Investor Representative to act in such capacity on their behalf as provided for herein.

Section 1.05 Distribution of the Escrow Shares.  The parties hereby agree that the Escrow Shares shall be distributed for the 2010 PT and the 2011 PT based on the following formula:

(a) In the event the Company achieves no less than 100% of the applicable Performance Threshold, all of the Escrow Shares for the corresponding fiscal year shall be returned to the Company and cancelled.

(b) If the Company achieves less than 100% of the applicable Performance Threshold, the Investors shall receive in the aggregate, on a pro rata basis (based upon the number of Preferred Shares or shares of Common Stock underlying the Preferred Shares (the “Conversion Shares”) then owned by each such Investor as of the date of distribution of the Escrow Shares), an aggregate of 1,080,250 shares of the Escrow Shares for each percentage by which the applicable Performance Threshold was not achieved up to the total number of Escrow Shares for the applicable fiscal year.  The number of Escrow Shares payable to each Investor shall be equal to a fraction of the total number of Escrow Shares potentially issuable pursuant to the terms hereof, the numerator of which shall be the amount by which (i) the number of Conversion Shares issued or issuable upon Preferred Shares which was initially issued to the Investor exceeds (ii) the sum of (x) the number of Conversion Shares sold or otherwise transferred by the Investor plus (y) the number of shares of Conversion Shares issued or issuable sold or otherwise transferred by the Investor, and the denominator of which is the number of Conversion Shares issued or issuable by the Company in the Offering.  Any Escrow Shares for either Fiscal Year 2010 or Fiscal Year 2011 which are not transferred to the Investors pursuant to this paragraph shall be returned to the Company for cancellation.

(c) No earlier than five (5) and no later than ten (10) business days after the Investor Representative’s delivery to each of the Investors of the Proposed Disbursement Materials pursuant to Section 1.04 hereof, the Company and the Investor Representative shall provide joint written instructions to the Escrow Agent (the “Disbursement Instructions”) instructing the Escrow Agent to issue and deliver the applicable Escrow Shares in accordance with the calculations set forth herein.  Notwithstanding anything to the contrary set forth in this Agreement: (i) if Escrow Shares are distributed pursuant to Section 1.05(b) above, only those Investors who own Preferred Shares or Conversion Shares of the Company at the time that the Escrow Shares are distributed hereunder shall be entitled to receive the applicable Escrow Shares calculated based on their ownership interest on the distribution date and (ii) the Investor Representative shall have no authority to provide or to cause to be provided the Disbursement Instructions to the Escrow Agent if Investors holding at least a majority of the Preferred Shares or Conversion Shares on the distribution date (based on the aggregate number of Preferred Shares and Conversion Shares held by all of the Investors on the distribution date), by notice given to the Investor Representative no later than five (5) business days after their receipt of the Proposed Disbursement Materials pursuant to Section 1.04 hereof, dispute the calculation of the 2010 PT, the 20101PT and/or the Escrow Shares to be distributed to the Investors or returned to the Company, as the case may be.  Any Escrow Shares not delivered to any Investor because such Investor no longer holds Preferred Shares or Conversion Shares shall be returned to the Company for cancellation.

(d) If the Company does not achieve the 2010 PT or the 2011 PT, the Company shall use its best efforts to promptly cause the applicable Escrow Shares to be delivered to the Investors, including causing its transfer agent to promptly, but in no event longer than five (5) business days after delivery of the Disbursement Instructions, transfer the certificates into the names of the Investors.  The Company shall also instruct its securities counsel to provide any written instruction required by the Escrow Agent or the transfer agent in a timely manner so that the issuances and delivery contemplated above can be achieved within seven (7) business days following delivery of the Fiscal Year 2010 Annual Report or the Fiscal Year 2011 Annual Report, as applicable, to the Investor Representative.

Section 1.06 Compensation.  For services rendered pursuant to this Agreement, the Company shall pay a documentation fee to the Escrow Agent of $2,500.00 out of the proceeds of the Financing Transaction.  If the Escrow Shares are held longer than January 1, 2012, then thereafter, the Company shall pay a fee of $100 per month until the Escrow Shares are disbursed.

ARTICLE II.
REPRESENTATIONS OF THE COMPANY

Section 2.01 Representations and Warranties.  The Company hereby represents and warrants to the Investors as follows:

(a) The Escrow Shares when issued will be free and clear of all pledges, liens, claims and encumbrances, except encumbrances created by this Agreement.  There are no restrictions on the ability of the Company to issue, deposit and transfer the Escrow Shares, other than transfer restrictions under applicable federal and state securities laws.

(b) The performance of this Agreement and compliance with the provisions hereof will not violate any provision of any law applicable to the Company and will not conflict with or result in any material breach of any of the terms, conditions or provisions of, or constitute a default under the terms of the amended and restated articles of incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust or other agreement or instrument binding upon the Company or affecting the Escrow Shares or result in the creation or imposition of any lien, charge or encumbrance upon, any of the properties or assets of the Company, the creation of which would have a material adverse effect on the business and operations of the Company.  No notice to, filing with, or authorization, registration, consent or approval of any governmental authority or other person is necessary for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby by the Company, other than those already obtained.  Upon the transfer of the Escrow Shares to the Investors pursuant to this Agreement, the Investors will be the record and beneficial owners of all of such shares and have good and valid title to all of such shares, free and clear of all encumbrances.

ARTICLE III.
ESCROW AGENT

Section 3.01 The Escrow Agent’s duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, the Investor Representative and the Escrow Agent.

Section 3.02 The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud or willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent’s attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence, fraud or willful misconduct.

Section 3.03 The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

Section 3.04 The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver any documents or papers deposited or called for thereunder in the absence of gross negligence, fraud or willful misconduct.

Section 3.05 The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary to properly advise the Escrow Agent in connection with the Escrow Agent’s duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor which shall be paid by the Escrow Agent.

Section 3.06 The Escrow Agent’s responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving written notice to the Company and the Investors. In the event of any such resignation, the Investors and the Company shall appoint a successor Escrow Agent and the Escrow Agent shall deliver to such successor Escrow Agent any escrow funds and other documents held by the Escrow Agent.

Section 3.07 If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall use its best efforts to join in furnishing such instruments.

Section 3.08 It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the Escrow Shares, the Escrow Materials or the Disbursement Instructions held or reeived by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent’s sole discretion (1) to retain in the Escrow Agent’s possession without liability to anyone all or any part of said documents or the Escrow Shares until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the Escrow Shares and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York, Borough of Manhattan, in accordance with the applicable procedure therefor.

Section 3.09 The Company agrees to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

ARTICLE IV.
MISCELLANEOUS

Section 4.01 Waiver.  No waiver of, or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

Section 4.02 Notices.  All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s fax machine).  If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 4.02), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender).  All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable.

If to Escrow Agent:

Continental Stock Transfer & Trust Company
17 Battery Place, 8th Floor
New York, NY 10004
Attention: Frank A. Di Paolo
Fax Number: (212) 616-7620

If to the Company:

c/o Xinghe Yongle Carbon Co., Ltd.
787 Xicheng Wai
Chengguantown
Xinghe County
Inner Mongolia, China
Attention: Ting Chen
Fax Number: (718)-661-9959

If to an Investor, to the information indicated on the signature page of each Investor hereto.

or to such other address and to the attention of such other person as any of the above may have furnished to the other parties in writing and delivered in accordance with the provisions set forth above.

Section 4.03 Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

Section 4.04 Entire Agreement; Amendment.  This Agreement contains the entire understanding and agreement of the parties relating to the subject matter hereof and supersedes all prior and/or contemporaneous understandings and agreements of any kind and nature (whether written or oral) among the parties with respect to such subject matter.  This Agreement may not be modified, changed, supplemented, amended or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.  Notwithstanding anything to the contrary in this Agreement, this Agreement may not be modified, changed, supplemented, amended or terminated, nor may any such provision be waived, without the prior written consent of the Investors holding a majority of the Preferred Shares as of the date of such modification, change, supplement, amendment, termination or waiver (based on the aggregate number of Preferred Shares held by all of the Investors as of the date of such modification, change, supplement, amendment, termination or waiver).

Section 4.05 Headings.  The section headings contained in this Agreement are inserted for reference purposes only and shall not affect in any way the meaning, construction or interpretation of this Agreement. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate. References to the singular shall include the plural and vice versa.

Section 4.06 Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Make Good Escrow and Pledge Agreement as of date first written above.

COMPANY:

CHINA CARBON GRAPHITE GROUP, INC.

By: _/s/ Donghai Yu_________________
      Name: Donghai Yu
      Title:   Chief Executive Officer

CONTINENTAL STOCK TRANSFER
& TRUST COMPANY

By:  _/s/ Cynthia Jordan_______________
        Name:
        Title:

INVESTORS:

The Investors executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

Annex A

Make Good Escrow and Pledge Agreement
Investor Counterpart Signature Page

The undersigned, desiring to enter into this Make Good Escrow and Pledge Agreement, dated as of December 22, 2009 (the “Agreement”), between the undersigned, China Carbon Graphite Group, Inc., a Nevada corporation (the “Company”), and Continental Stock Transfer & Trust Company, in or substantially in the form furnished to the undersigned hereby agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof.

IN WITNESS WHEREOF, the undersigned has executed the Agreement as of _____________________, 2009.

Name and Address, Fax No. and Social Security No./EIN of Investor:

________________________________________________

________________________________________________

________________________________________________

Fax No.: _________________________________________

Soc. Sec. No./EIN: _________________________________

If a partnership, corporation, trust or other business entity:
By:_________________________________________
Name:
Title:
If an individual:
________________________________________ Signature